                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 15, 1999

                       INTEGRATED PROCESS EQUIPMENT CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                        0-20470                            77-0296222
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(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)

                                 911 BERN COURT
                               SAN JOSE, CA 95112
          -------------------------------------------------------------
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 436-2170

                                 NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Item 5. Other Events

On January 15, 1999, the Company entered into an Amended and Restated License
Agreement under which the Company, as licensee, licenses the right to manufacture CMP machines employing certain orbital motion technology of the licensor.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

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
4.1       *Amended and Restated License Agreement dated January 15, 1999.

* Portions of this document have been omitted pursuant to a request for confidential treatment. These portions have been filed separately with the Securities and Exchange Commission.

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     Pursuant to the requirements of the Securities Exchange Act of 1934,
Integrated Process Equipment Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Integrated Process Equipment Corp.


                                   By: /s/ John S. Hodgson
                                      ------------------------------------------
                                      John S. Hodgson
                                      Vice President and Chief Financial Officer



Date: January 28, 1999
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                                 EXHIBIT INDEX


Exhibit                           Description
-------                           -----------

 4.1         Amended and Restated License Agreement dated January 15, 1999.


* Portions of this document have been omitted pursuant to a request for confidential treatment. These portions have been filed separately with the Securities and Exchange Commission.